UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 22, 2012

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34757 (Commission File No.)	22-2166630 (IRS Employer Identification No.)

601 Rayovac Drive Madison, Wisconsin 53711 (Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The following information, including the Exhibits referenced in this Item 2.02, to the extent the Exhibits discuss financial results of Spectrum Brands Holdings, Inc. (“Spectrum Brands”) and Spectrum Brands, Inc. is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On October 22, 2012, Spectrum Brands issued a press release (the “Press Release”) discussing, among other things, selected preliminary, unaudited financial results for fiscal 2012. A copy of the Press Release is attached hereto as Exhibit 99.1 by reference herein.

Spectrum Brands has not yet finalized the financial results for its fiscal year ended September 30, 2012. The preliminary estimated financial results described herein and in the Press Release are unaudited and subject to revision pending the completion of the accounting and financial reporting processes necessary to complete Spectrum Brands’ financial closing procedures and financial statements for the fiscal 2012 year. The foregoing preliminary estimates of Spectrum Brands’ financial results were prepared by its management. Spectrum Brands’ management believes that such preliminary estimates have been prepared on a reasonable basis, and such preliminary estimates are based upon a number of assumptions, estimates and business decisions that are inherently subject to significant business fluctuations, economic conditions and competitive uncertainties and contingencies, many of which are beyond Spectrum Brands’ management’s control, and represent, to the best of Spectrum Brands’ management’s knowledge, its expected results.  However, because this information is preliminary, it should not be relied on as indicative of Spectrum Brands’ future actual results. Spectrum Brands does not intend to update or otherwise revise the preliminary estimates to reflect future events.

Forward Looking Statements

 Certain matters discussed in this report and other oral and written statements by representatives of Spectrum Brands regarding matters such as Spectrum Brands’ estimates of its unaudited fiscal 2012 results may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

 These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this report. Actual results may differ materially as a result of (1) Spectrum Brands’ ability to manage and otherwise comply with its covenants with respect to its significant outstanding indebtedness, (2) the inability to integrate, and to realize synergies from, the combined businesses of Spectrum Brands and its acquired companies, including HHI, FURminator, Russell Hobbs and other acquisitions, (3) changes and developments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (4) changes in consumer demand for the various types of products Spectrum Brands offers, (5) unfavorable developments in the global credit markets, (6) the impact of overall economic conditions on consumer spending,

(7) fluctuations in commodities prices, the costs or availability of raw materials or terms and conditions available from suppliers, (8) changes in the general economic conditions in countries and regions where Spectrum Brands does business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending, (9) Spectrum Brands’ ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from its cost-cutting initiatives, (10) Spectrum Brands’ ability to identify, develop and retain key employees, (11) unfavorable weather conditions and various other risks and uncertainties, including those discussed herein and those set forth in Spectrum Brands' securities filings, including the most recently filed Annual Report on Form 10-K for Spectrum Brands or Quarterly Reports on Form 10-Q. Spectrum Brands also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to Spectrum Brands and management's reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market.

 Spectrum Brands also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this report. Spectrum Brands undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Item 7.01.	Regulation FD Disclosure.

On October 22, 2012, Spectrum Brands also provided potential lenders with a presentation relating to the previously announced acquisition of the residential hardware and home improvement business from Stanley Black & Decker. A copy of the presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Spectrum Brands is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Spectrum Brands’ filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated October 22, 2012
99.2	Lender Presentation, dated October 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Nathan E. Fagre
Name:	Nathan E. Fagre
Title:	Secretary and General Counsel

Dated:  October 22, 2012